SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|

Filed by a party other than the registrant |	|

Check the appropriate box:

|	|	Preliminary proxy statement*
|X|	Definitive proxy statement
|	|	Definitive additional materials
|	|	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

NBO SYSTEMS, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|	No fee required.

|	|	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

N/A

(2)	Aggregate number of securities to which transaction applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

N/A

(4)	Proposed maximum aggregate value of transaction:

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(5)	Total fee paid:

N/A

|	|	Fee paid previously with preliminary materials:

|   | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

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(2)	Form, schedule or registration statement no.:

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(3)	Filing party:

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(4)           Date filed:

NBO SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 17, 2007

TO THE STOCKHOLDERS OF NBO SYSTEMS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of NBO Systems, Inc., a Maryland corporation (the “Company”), will be held on Tuesday, July 17, 2007, from 1:00 – 2:00 PM Mountain Time via teleconference from the Company’s headquarters in Salt Lake City, UT, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect three directors to serve on the Company’s Board of Directors until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified;
2.	To ratify the appointment of Tanner LC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007;
3.	To approve the NBO Systems, Inc. 2007 Equity Compensation Plan; and
4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

We describe these matters in more detail in the enclosed proxy statement. We have fixed the close of business on April 30, 2007, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection on the day of the meeting at the place of the Annual Meeting.

We cordially invite you to attend the meeting via the teleconference. You must contact Diane Powers, Director of Shareholder Relations at 1-801-746-8122 prior to July 16, 2007, to obtain the conference call toll-free number and pass code. Please do not share the toll free number with anyone else. You must be able to verify your identity as a stockholder of the Company to obtain the toll free number. Whether or not you plan to access the conference call, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. If you receive more than one proxy because your shares are registered in different names and addresses, you should sign and return each proxy to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting via the conference call and wish to change your proxy vote, your previous proxy will be revoked automatically and only your proxy vote at the Annual Meeting will be counted. To vote by proxy during the Annual Meeting, you must fax your signed proxy to 801-973-4951 or email a signed PDF version of the proxy to dpowers@nbo.com. You must also provide a telephone number where we can contact you to verify your identity as a stockholder. We encourage you to submit questions to us in writing prior to the Annual Meeting. You may submit questions to us by email to dpowers@nbo.com, US mail, or fax to 801-973-4951. We prefer that you send your questions by email. You must furnish your name, city, state, and telephone number for confirmation. If we address your question specifically in the Annual Meeting, we will state your name, city and state of residence, and your question. We will select those questions that we deem to be most interesting or important to the stockholders as a group. Following the official voting matters of the meeting in the teleconference, you may ask questions by submitting a fax to 801-973-4951 or by submitting an email to dpowers@nbo.com.

PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD.

By Order of the Board of Directors,	Salt Lake City, Utah
/s/ Keith A. Guevara	April 30, 2007

Keith A. Guevara

Chairman, Chief Executive Officer, President

NBO SYSTEMS, INC.

3676 W. California Ave., Building D

Salt Lake City, UT 84104

(801) 746-8000

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 17, 2007

We are soliciting the enclosed proxy on behalf of the Board of Directors of NBO Systems, Inc., a Maryland corporation (“we,” the “Company” or “NBO”), for use at the 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”) to be held on Tuesday, July 17, 2007, from 1:00 – 2:00 PM Mountain Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. We will hold the 2007 Annual Meeting via teleconference from the Company’s headquarters in Salt Lake City, UT. You must contact Diane Powers, Director of Shareholder Relations at 1-801-746-8122 prior to July 16, 2007, to obtain the conference call toll-free number and pass code. Please do not share the toll free number with anyone else. You must be able to verify your identity as a stockholder of the Company to obtain the toll free number.

Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. We prepared this proxy statement for the 2007 Annual Meeting. We are mailing this proxy statement and the accompanying proxy card to you on or about April 30, 2007.

GENERAL INFORMATION ABOUT VOTING

Who may attend the meeting?

Only stockholders may attend the 2007 Annual Meeting via conference call. We do not permit recording devices during the Annual Meeting.

Who may vote?

You may vote your shares of common stock if our records show that you owned the shares on April 30, 2007. On April 30, 2007, 18,669,916 shares of our common stock, par value $0.0005 per share, were issued and outstanding. Holders of common stock will vote at the 2007 Annual Meeting as a single class on all matters. The enclosed proxy card shows the number of shares you may vote. Each share of common stock is entitled to one vote.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the 2007 Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. If you properly sign and return the proxy card, the proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote FOR each of the director nominees, FOR the ratification of the appointment of Tanner LC to act as our independent registered public accounting firm, and FOR approval of the NBO Systems, Inc., 2007 Equity Compensation Plan.

What if other matters come up at the 2007 Annual Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the 2007 Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares in accordance with the recommendation of our Board of Directors or, if no recommendation has been made, in their own discretion.

May I change my vote after I return my proxy card?

Yes. At any time before the vote on a proposal, you may change your vote either by filing with Diane Powers, our Director of Shareholder Relations, at our principal executive offices at 3676 W. California Ave., Building D, Salt Lake City, Utah 84104, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. If you attend the Annual Meeting via the conference call and wish to change your proxy vote, your previous proxy will be revoked automatically and only your proxy vote at the Annual Meeting conference call will be counted. To vote by proxy during the conference call, you must fax your signed proxy to 801-973-4951 or email a signed PDF version of the proxy to dpowers@nbo.com. You must provide a telephone number we can call to verify your identity as a stockholder of the Company prior to accepting your proxy by email or fax.

May I vote in person at the 2007 Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card prior to the 2007 Annual Meeting, you may attend the 2007 Annual Meeting conference call and vote your shares by faxing your signed proxy to 801-973-4951 or emailing a signed PDF version of the proxy to dpowers@nbo.com. You must provide a telephone number we can call to verify your identity as a stockholder of the Company prior to accepting your proxy by email or fax.

What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank, or other nominee, such person should give you instructions for voting your shares. However, we know the exact address of each stockholder of record, and we will send this proxy directly to the stockholder of record.

How are votes counted?

The inspector of elections appointed for the 2007 Annual Meeting tabulates all votes. The inspector of elections separately tabulates affirmative and negative votes and abstentions. Abstentions are counted as present for purposes of determining whether or not there is a quorum for the transaction of business. Abstentions are counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as no votes for each proposal other than the election of directors. If you hold your shares in the name of a nominee, and you do not tell the nominee how to vote your shares, the nominee may vote them as it sees fit on “routine” matters. Both proposals are routine. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Broker non-votes are not counted or deemed to be present or represented for purposes of determining whether stockholder approval of a matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the annual meeting. We will have a quorum and be able to hold the 2007 Annual Meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the Annual Meeting. If you sign and return your proxy card, we will count your shares to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. In the election of directors, the three nominees receiving the highest number of affirmative votes shall be elected. You may not cumulate votes in the election of directors. The affirmative vote of the holders of common stock representing a majority of the voting power present or represented by proxy and voting at the 2007 Annual Meeting shall be sufficient to ratify the independent registered public accounting firm and/or approve the NBO Systems, Inc., 2007 Equity Compensation Plan.

Who pays for this proxy solicitation?

We bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders. We furnish copies of solicitation materials to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. We may supplement the original solicitation of proxies by mail by a solicitation by telephone, telegram or other means by our directors, officers or employees. We will not pay additional compensation to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail.

STOCKHOLDER PROPOSALS

Deadline for Submission of Proxy Materials

Stockholder proposals that are intended to be presented at our 2008 Annual Meeting and included in our proxy materials relating to the 2008 Annual Meeting must be received by Christopher Foley, Corporate Secretary, NBO Systems, Inc., 3676 W. California Ave., Building D, Salt Lake City, Utah 84104, no later than January 1, 2008, which is 120 calendar days prior to the anniversary of the mailing date for this year’s proxy materials. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2008 Annual Meeting.

Deadline for Other Proposals

If you wish to present a proposal at our 2008 Annual Meeting and the proposal is not intended to be included in our proxy statement relating to the 2008 Annual Meeting, you must give advance notice to us prior to the deadline for the 2008 Annual Meeting. In order to be deemed properly presented, you must deliver notice of a proposal to our Corporate Secretary no later than March 16, 2008, which is 45 calendar days prior to the anniversary of the mailing date for this year’s proxy materials. However, if the 2008 Annual Meeting is called for a date which is not within thirty days of the anniversary of the date of the 2007 Annual Meeting, stockholder proposals intended for presentation at the 2008 Annual Meeting must be received by our Corporate Secretary no later than the close of business on the tenth day following the date on which public announcement of the date of the 2008 Annual Meeting is first made. If you give notice of such proposal after March 16, 2008, then the proxy solicited by our Board of Directors for the 2008 Annual Meeting will confer discretionary authority to vote on such proposal at that meeting, which may include a vote against such proposal.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

OVERVIEW OF PROPOSALS

This proxy statement contains three proposals requiring stockholder action. Proposal No. 1 requests the election of three directors to our Board of Directors. Proposal No. 2 requests ratification of our independent registered public accounting firm. Proposal No. 3 requests approval of the NBO Systems, Inc. 2007 Equity Compensation Plan. We discuss each of the proposals in more detail in the pages that follow.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Board of Directors has nominated each of the persons listed below for election as a director to serve for a one-year term and until his successor is duly elected and qualified. Holders of proxies solicited by this proxy statement will vote the proxies received by them as you direct on the proxy card or, if you do not direct, for the election of the three nominees below. Proxies cannot be voted for more than three persons. Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve. If any nominee is unable or declines to serve as a director at the time of the 2007 Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

Name	Age	Director Since	Position
Keith A. Guevara(1)(2)(3)	57	1994	Chairman of the Board, Chief Executive Officer and President
Christopher Foley(1)(2)(3)	44	2002	Chief Financial Officer, Director, Corporate Secretary & Treasurer
Andrew Boyd-Jones(1)(2)(3)	53	2001	Independent Director

1. Member of the Audit Committee. The Audit Committee’s financial expert and Chairman is Andrew Boyd-Jones.

2. Member of the Compensation Committee. Chairman – Andrew Boyd-Jones.

3. Member of the Nominating and Corporate Governance Committee. Chairman – Andrew Boyd-Jones.

Keith A. Guevara – Chairman, President and Chief Executive Officer

Keith A. Guevara is our founder and has served as our Chairman of the Board and Chief Executive Officer since our incorporation in June 1994. Mr. Guevara has over 27 years of combined sales, finance, marketing and senior level management experience. From October 1988 to June 1994, Mr. Guevara owned and served as the President of Financial Capital Management, Inc., and FCM Trading Group Ltd., investment firms specializing in trading and management of commodities for high net worth individuals as well as large managed accounts for institutional investors. In 1968, Mr. Guevara joined the U. S. Army, spent 18 months in the Republic of Vietnam and was honorably discharged in 1971.

Christopher Foley, MBA, –Chief Financial Officer, Director, Corporate Secretary and Treasurer

Christopher Foley joined us in March 2001 as Vice President of Finance. He became Chief Financial Officer on April 17, 2002, and was subsequently appointed to the Board of Directors in June 2002. Mr. Foley was appointed as Corporate Secretary and Treasurer in January 2007. Mr. Foley has over 22 years of finance management, financial analysis and securities industry experience. From 1999 to 2001, Mr. Foley founded and owned his own investment management firm through an independent broker dealer serving high net worth individuals, corporations, retirement plans and charitable endowments, with responsibilities as Chief Investment Officer and Portfolio Manager. From 1996 to 1998, Mr. Foley served as Vice President of Trust & Investment Management at Zions First National Bank. From 1994 to 1996, Mr. Foley served as Assistant Vice President/Portfolio Manager at PNC Bank. From 1985 to 1994, Mr. Foley worked for several Fortune 100 companies including General Electric, Johnson & Johnson, and American Express. Mr. Foley is also a US Navy veteran, serving from 1981 to 1985. Mr. Foley earned his Masters of Business Administration from Westminster College in Salt Lake City, and a bachelor’s degree in Business Management, together with an associate degree in Information Systems from the University of Cincinnati.

Andrew Boyd-Jones – Independent Director

Andrew Boyd-Jones was a consultant with the Company from August 2000 until his appointment as member of the Company’s Board of Directors in May 2001. Mr. Boyd-Jones has 31 years of investment banking and equity investment experience. Mr. Boyd-Jones is currently a managing director at Holding Capital Partners, LLC in New York City. Mr. Boyd-Jones founded and was CEO of Trenwith Securities, where he led over 300 mergers and acquisitions and corporate finance assignments resulting in combined transaction values of over $10 billion. Prior to founding Trenwith Securities, Mr. Boyd-Jones led the leveraged buy-out team at Bankers Trust. Mr. Boyd-Jones received his BA from the University of Virginia and his MSc in Economics from the London School of Economics.

Board of Directors

Our Board of Directors is currently composed of three members. Each director currently serves until the next annual meeting of stockholders or until his successor is duly elected and qualified. At each annual meeting of stockholders, the directors’ successors will be elected to serve until the next annual meeting of stockholders. Our Board of Directors held three meetings during 2006. Each of the then current directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings held by all committees of our Board on which such director served during 2006. Although we do not have a policy with regard to attendance by members of our Board of Directors at our annual meeting of stockholders, it is customary for all members of our Board of Directors to attend. All of our directors were present for our 2006 Annual Meeting.

Board Committees

Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Our Board of Directors may establish other committees to facilitate the management of our business. The Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee have written charters approved by the Board of Directors. A copy of each charter may be found under the “Investor Relations” section of our website at www.nbo.com. The Company’s Code of Ethics is available free of charge by contacting our investor relations department at 1-801-746-8122.

Audit Committee – Our Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. In addition, the committee reviews with our management and the independent registered public accounting firm financial information that will be provided to stockholders and others, the systems of internal controls which management and our Board have established and our audit and financial reporting processes. The committee operates under a written Audit Committee Charter adopted by our Board. Our Audit Committee met in March of 2007 in connection with the audit of our 2006 financial statements. The Audit Committee currently consists of Messrs. Guevara, Foley and Boyd-Jones. Our Board of Directors has chosen to use the independence standards of the National Association of Securities Dealers, Inc. (“NASD”) to evaluate the independence of its Audit Committee members. Our Board of Directors has determined that in the fiscal year ended December 31, 2006, only Mr. Boyd-Jones of the Audit Committee was “independent” as that term is defined in the current applicable rules of the NASD. Mr. Boyd-Jones also meets the additional criteria for independence of Audit Committee members under the applicable rules of the Exchange Act. In addition, our Board of Directors believes that Mr. Boyd-Jones is an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B. The other two members of the Audit Committee, Mr. Guevara and Mr. Foley are not “independent” as both are employees of the Company.

Compensation Committee – The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our 2007 Equity Compensation Plan, including the approval of grants under such Plan to our employees, consultants and directors. The committee currently consists of Messrs. Guevara, Foley and Boyd-Jones. Messrs. Guevara and Foley are both employees of the Company and are therefore not considered “independent”. Mr. Boyd-Jones is not an employee and is otherwise “independent” as that term is defined in the current applicable rules of the NASD. The committee was formed in 2004, meets at least annually, and met once in September 2006, and again on April 11, 2007. The committee operates under a written Compensation Committee Charter adopted by our Board.

Nominating and Corporate Governance Committee – The Nominating and Corporate Governance Committee assists our Board of Directors by identifying individuals qualified to become Board members and recommending director nominees for the annual meeting of stockholders; reviews and recommends to our Board of Directors corporate governance policies; leads our Board of Directors in its annual review of our Board of Directors’ performance, and recommends Board of Directors’ nominees for each committee. The committee has sole authority to retain and to terminate any search firm to be used to identify director candidates and has sole authority to approve the search firm’s fees and other retention terms. The committee actively seeks individuals qualified to become Board members and makes recommendations based on experience, expertise and geographical representation. The committee recommended to our Board of Directors the nomination of directors for the 2007 Annual Meeting. The committee currently consists of Messrs. Guevara, Foley and Boyd-Jones. Messrs. Guevara and Foley are both employees of the Company and are therefore not considered “independent”. Mr. Boyd-Jones is not an employee and is otherwise “independent” as that term is defined in the current applicable rules of the NASD. The committee was formed in 2004, meets at least annually, and met once in September 2006, and met on April 11, 2007. The committee operates under a written Nominating and Corporate Governance Committee Charter adopted by our Board.

The committee has specified the criteria for nominating individuals to serve as directors and our Board of Directors has approved the criteria. The criteria the committee employs in selecting Board nominees include:

•	Directors should have high ethical character, and personal and professional reputations that complement and enhance the image and standing of our Company.
•	Directors should be individuals who are directors of companies and leaders of organizations, including scientific, government, educational and other non-profit institutions.
•	Directors should have varied educational and professional experiences and backgrounds and who, collectively, provide meaningful counsel to management.
•	Directors should generally not serve on the Board of Directors of more than five publicly traded companies and should have sufficient time to devote to their duties as directors of our Company.
•	Directors should understand the duties required of directors to the stockholders of our Company.
•	Directors should not have any real or apparent conflicts of interest in serving as a director of our Company.
•	Each director should have the ability to exercise sound, independent business judgment.

The Nominating and Corporate Governance Committee applies the same criteria to all nominees for the Board without regard to the source of such nominee. The Nominating and Corporate Governance Committee will consider recommendations for nominees to our Board of Directors submitted by stockholders. Those candidates must be highly qualified exhibiting the experience and expertise required of our Board of Directors’ own pool of candidates and interest in our business, and also the ability to attend and prepare for Board, committee and stockholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our Board of Directors. Candidates should represent the interests of all stockholders and not those of a special interest group. Stockholders who wish the committee to consider their recommendations for nominees for the position of director should submit the candidate’s name, appropriate biographical information, a brief description of such candidate’s qualifications and such candidate’s written consent to nomination to the Nominating and Corporate Governance Committee in care of Christopher Foley, Corporate Secretary, at the following address: NBO Systems, Inc., 3676 W. California Ave., Building D, Salt Lake City, UT 84104.

Stockholder Communications with our Board of Directors

Stockholders may contact our Board of Directors through written communication sent by certified mail to Board of Directors, c/o Christopher Foley, Corporate Secretary, at the following address: NBO Systems, Inc., 3676 W. California Ave., Building D, Salt Lake City, UT 84104. Our Corporate Secretary will forward all correspondence to our Board of Directors, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. From time to time our Board of Directors may change the process by which stockholders may communicate with our Board of Directors. Such changes will be posted to our website at www.nbo.com.

Code of Ethics

We have adopted a code of ethics that applies to our executive officers and senior financial and accounting officers. We do not incorporate by reference the information on our website in this Proxy Statement. If we make any substantive amendments to the code of ethics or grant any waiver, including any implicit waiver, from a provision of the code of ethics to our chief executive officer or chief financial officer, we will disclose the nature of such amendment or waiver on our website or in a Report on Form 8-K or quarterly or annual report under the Securities and Exchange Act of 1934, as amended.

Director Compensation

During the fiscal year ended December 31, 2006, we paid our non-employee director, Mr. Boyd-Jones, for his services as director at a rate of $1,000 per month, in addition to options to purchase our stock as described below. We reimbursed Mr. Boyd-Jones for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees of the Board of Directors. On June 28, 2006, we granted non-qualified stock options to our non-employee director, Mr. Boyd-Jones, to purchase 12,500 shares of common stock exercisable at a price of $2.00 per share for his 2006 service as director and chairman of the committees listed above. The exercise price for each of the options granted is equal to the fair market value per share of common stock on the grant date. Options vest one year from the grant date and have a term of 10 years, subject to earlier termination following the optionee’s cessation of service on the Board of Directors. Employee directors do not receive any additional compensation for serving as members of our Board or any committee of our Board. Employee directors are eligible to participate in our compensation and benefit plans that are generally available to our other employees, including the receipt of stock options under our equity compensation plan. We made no incentive stock option grants to our employee directors in 2006.

Vote Required

The three nominees receiving the highest number of affirmative votes of the outstanding shares of common stock, present or represented by proxy and entitled to be voted for them shall be elected as directors. Shares withheld from any director are counted for purposes of determining the presence or absence of the quorum, but have no other legal effect under Maryland law.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR the election of the nominees named above.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have appointed Tanner LC as our independent registered public accounting firm for the year ending December 31, 2007, and we ask you to ratify this appointment. Your ratification of the selection of Tanner LC as our independent registered public accounting firm is not required by our bylaws or otherwise. However, we are submitting the selection of Tanner LC to you for ratification as a matter of good corporate practice. If you do not ratify this selection at the 2007 Annual Meeting, we will review the future selection of independent registered public accounting firms; however, we may select Tanner LC, notwithstanding the failure of the stockholders to ratify its selection. In addition, even if you ratify the selection, we at our discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if we believe that such a change would be in the best interests of our stockholders and the Company.

During the fiscal years ended December 31, 2006 and 2005, Tanner LC provided services to us as follows:

Fee Category	Fiscal 2006 Fees	Fiscal 2005 Fees
Audit Fees – Aggregate fees billed for professional services rendered for the audits of our 2006 and 2005 fiscal year financial statements and for the reviews of the financial statements included in our Forms 10-QSB for those periods, or services that are normally provided in connection with statutory and regulatory filings or engagements for the 2006 and 2005 fiscal years.	$187,000	$179,000

Audit-Related Fees – Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements which are not reported under “Audit Fees” above.

	----	----
Tax Fees – Aggregate fees billed for tax compliance, tax advice and tax planning services	----	----
All Other Fees – Aggregate fees billed for products and services provided other than as described in the preceding three categories.	----	----
Total Fees	$187,000	$179,000

                Our Audit Committee has considered whether provision of the services described above were compatible with maintaining the independent registered public accounting firm’s independence and has determined that such services did not adversely affect Tanner LC’s independence. Representatives of Tanner LC are expected to be present at the 2007 Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

Audit Committee Pre-Approval Policy

The Audit Committee has direct responsibility to review and approve the engagement of the independent registered public accounting firm to perform audit services or any permissible non-audit services. The Audit Committee has adopted a policy concerning approval of audit and non-audit services to be provided by our independent registered public accounting firm. The policy requires that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee may not engage the independent registered public accounting firm to perform specific non-audit services prohibited by law or regulation. There were no non-audit services provided by Tanner LC during 2006 and 2005.

Vote Required

The affirmative vote of the holders of common stock representing a majority of the voting power of the outstanding stock, present or represented by proxy and voting at the 2007 Annual Meeting, is required to ratify the appointment of Tanner LC as our independent registered public accounting firm for the year ending December 31, 2007.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR ratification of the appointment of Tanner LC as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

PROPOSAL NO. 3

APPROVAL OF THE NBO SYSTEMS, INC. 2007 EQUITY COMPENSATION PLAN

Our 1997 Stock Option Plan (the “1997 Plan”) expired on January 21, 2007. As of January 21, 2007, the 1997 Plan provided for a reserve of 10,000,000 shares of our common stock for issuance, of which 4,579,624 shares remained available for future grants. To replace the 1997 Plan, the Board has adopted the NBO Systems, Inc. 2007 Equity Compensation Plan (the “2007 Plan”), effective January 22, 2007, subject to approval by our stockholders.

Description of the Plan

General

The purpose of the 2007 Plan is to incentivize our employees, non-employee directors and consultants, including our parent or subsidiary corporations, if any, by providing them with opportunities to receive grants of “incentive stock options” (“ISOs”), as such term is defined in the Internal Revenue Code of 1986, as amended (the “Code”), nonqualified stock options (“Nonqualified Options” collectively with ISOs, “Options”), stock appreciation rights (“SARs”) and stock awards, which may or may not be subject to restrictions (“Stock Awards”) (hereinafter collectively referred to as “Awards”). The shares issued in connection with Awards, or by which the Awards are valued by reference, shall be our shares of common stock. We intend the 2007 Plan to be an “employee benefit plan” under Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended, and a “compensatory benefit plan” under Rule 701 promulgated under the Securities Act of 1933, as amended. Awards shall be evidenced by separate grant instruments, which shall conform to the terms and conditions of the 2007 Plan.

Share Reserve

Subject to the provisions of the 2007 Plan relating to adjustments upon changes in stock, the stock that may be issued pursuant to Awards shall not, as currently established, exceed 10,000,000 shares of our common stock. If any Award expires, terminates, or is otherwise forfeited in whole or in part, the stock not acquired shall revert to and again become available for issuance under the 2007 Plan. These limits will be adjusted by the Compensation Committee for stock splits, stock dividends, recapitalizations, merger or reorganization in which we are the surviving corporation, a reclassification or change in the par value of our stock, or other similar transactions affecting our stock. Shares issued pursuant to Awards may be issued directly by us or purchased on the open market and then transferred to participants by us.

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Administration

Compensation Committee

The 2007 Plan is administered and interpreted by the members of our Compensation Committee (the “Compensation Committee”), which consists of one “outside directors,” as defined under Section 162(m) of the Code and related Treasury regulations, and “non-employee directors,” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended and two employee directors. In addition, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee directors. The Compensation Committee may delegate authority to one (1) or more delegates as it deems appropriate.

Committee Authority

The Compensation Committee has the sole authority to (i) determine the individuals to whom grants shall be made under the 2007 Plan; (ii) determine the type, size, and terms of the Awards to be made to any such individual; (iii) determine the time when the Awards will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (iv) amend the terms of any previously issued Award; and (v) deal with any other matters arising under the 2007 Plan.

Committee Determinations

The Compensation Committee has full power and authority to administer and interpret the 2007 Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements, and instruments for implementing the 2007 Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The interpretations of the Compensation Committee regarding the 2007 Plan and all determinations made by the Compensation Committee pursuant to the powers vested in it under the 2007 Plan are conclusive and binding on all persons having any interest in the 2007 Plan or in any Awards under the 2007 Plan. All powers of the Compensation Committee may be executed in its sole discretion, in our best interest, not as a fiduciary, and in keeping with the objectives of the 2007 Plan and need not be uniform as to similarly situated individuals.

Options

The 2007 Plan provides for the grant of Options, which provide the grantee with the right to purchase shares of our common stock at a specified exercise price during a specified period of time. Nonqualified Stock Options may be awarded to anyone eligible to participate in the 2007 Plan. However, only our employees (or employees of any parent or subsidiary corporation) are eligible to receive ISOs. Under the 2007 Plan, the per share exercise price of Nonqualified Stock Options may be less than, equal to or greater than the fair market value of a share of our common stock on the date of grant; provided, however, that (i) the exercise price of an ISO must be equal to or greater than the fair market value of the stock on the date of grant, and (ii) with regard to the grant of an ISO to any employee who owns more than 10% of the voting power of our stock or the stock of a parent or subsidiary corporation, the exercise price must be at least equal to 110% of the fair market value of the stock on the date of grant. Any Nonqualified Option which is granted with an exercise price that is less than the fair market value of the underlying shares on the date of grant must comply with Section 409A of the Code. Only $100,000 of any ISO (based on the fair market value of the stock on the date(s) of grant) may first become exercisable by an employee during any calendar year. In other words, the aggregate amount of all ISOs granted under all of our plans that first become exercisable by an employee in any calendar year may not exceed $100,000. Any Options that exceed this limit must be Nonqualified Stock Options. See "Federal Income Tax Consequences" below, which includes a discussion regarding the tax differences between a Nonqualified Stock Option and an ISO.

Option Terms

Each Option under the 2007 Plan is accompanied by a grant instrument. The grant instrument describes the type and number of Options that the Option holder has been awarded and the terms and restrictions applicable to the Option. The grant instrument for an Option describes when the Option will become exercisable.

Exercise of Options

The exercise term of each Option is determined by the Compensation Committee and set forth in the applicable grant instrument. The term of an Option may not exceed 10 years; provided, however, if an Option holder owns more than 10% of the voting power of our stock or the stock of a parent or subsidiary corporation, an ISO may not have a term that exceeds five years from the date of grant. The Compensation Committee may accelerate the exercisability of options awarded under the 2007 Plan at any time and for any reason. An Option holder may pay the exercise price, as specified in the applicable grant instrument (i) in cash, (ii) through a broker by having a broker sell our common stock simultaneously with the exercise of the option, or (iii) by such other method of payment as the Compensation Committee may approve.

Termination

Unless the Compensation Committee determines otherwise or an Option expires by its terms within a shorter period, if an Option holder ceases to be employed by, or provide service to, us for any reason other than death, disability or termination for misconduct, the Option holder has 90 days from the date of termination to exercise any vested Options. If an Option holder is terminated for misconduct, the Option holder has 30 days from the date of termination to exercise any vested Options. Unless the Compensation Committee determines otherwise or an Option expires by its terms within a shorter period, if an Option holder ceases to be employed by, or provide services to, us on account of (i) disability, or (ii) death (during the term of service or within 90 days thereafter for reasons other than termination for misconduct), the Option holder has one year from the termination date to exercise any vested Options. If an Option holder dies while employed by, or providing services to, us, all of the unexercised Options of the person shall become immediately exercisable. Unless the Compensation Committee determines otherwise, all Options that have not become exercisable on the date on which an Option holder ceases to be employed by, or provide service to, us will terminate. To the extent that a Company-sponsored plan or agreement provides for a longer exercise period, that exercise period shall apply in lieu of the exercise periods summarized in this paragraph.

SARs

SARs give the recipient the right to receive the appreciation in the value of our stock over a specified period of time.

Value

When an SAR is exercised, the holder receives an amount of our stock equal to the amount by which the fair market value of the underlying stock on the date of exercise exceeds the base amount of the SAR. Unless otherwise specified in the grant instrument, the base amount of each SAR shall be equal to the fair market value of a share of our common stock as of the date of grant of the SAR.

Terms

SARs are exercisable and are subject to vesting and other restrictions as specified in the applicable grant instrument. The Compensation Committee may accelerate the exercisability of all or any outstanding SARs at any time and for any reason. The term of a SAR may not exceed ten (10) years.

Termination

Unless the Compensation Committee determines otherwise or an SAR expires by its terms within a shorter period, SARs terminate on the same terms as discussed above with respect to Options.

Stock Awards

Stock Awards are a grant of our common stock that is subject to restrictions or no restrictions, as set forth in the grant instrument. The Compensation Committee determines whether Stock Awards are granted, the type of Award (including restricted stock units), the number of shares that are awarded, any restrictions applicable to the Stock Awards and when and how the restrictions will lapse. Until the restrictions lapse, stock awards cannot be sold, assigned, transferred, pledged or otherwise disposed of. Unless the Compensation Committee determines otherwise, if employment or service terminates while Stock Awards are subject to restrictions, any shares whose restrictions have not yet lapsed will be forfeited and returned to us.

Qualified Performance-Based Compensation

The Compensation Committee may determine that Stock Awards will be granted as qualified performance-based compensation for tax purposes. The Code limits a company’s ability to deduct compensation for its CEO and each of its four highest paid executives in excess of $1 million per year. The Code provides an exception to this limit if the compensation is designated as qualified performance-based compensation. If the Compensation Committee grants Stock Awards that are intended to be qualified performance-based compensation, grantees must meet specified performance goals, designated by the Compensation Committee, in order for the qualified performance-based compensation to be payable. The Compensation Committee establishes the performance goals for qualified performance-based compensation, the performance period during which the goals must be met, the threshold, target and maximum amounts that may be paid if the performance goals are met, and any other conditions deemed appropriate and consistent with the 2007 Plan and legal requirements. The Compensation Committee establishes the performance goals for qualified performance-based compensation in writing at the beginning of a performance period, or during a period that is no later than the earlier of either 90 days after the beginning of the performance period, or the date on which 25% of the performance period has been completed, or such other date that is permitted under the Code. The performance goals are based on objective criteria such as stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria based on our meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures. The performance goal results are announced for each performance period immediately following the announcement of our financial results for the performance period. If the performance goals for a performance period are not met, the Awards subject to the performance goals will be forfeited.

Change in Control

If a change in control (as defined in the 2007 Plan) occurs, unless the Board determines otherwise, (i) we shall notify the grantees of such change in control, (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, and (iii) the restrictions and conditions on all outstanding Stock Awards shall immediately lapse. If a change in control occurs and we are not the surviving corporation or we survive only as a subsidiary of another corporation, unless the Board determines otherwise, all outstanding Options or SARs that are not exercised will be assumed by the surviving corporation or replaced with comparable Options or SARs; and outstanding Stock Awards will be converted into Stock Awards in the surviving corporation. In addition, the Board, in its sole discretion, may take any of the following actions: (i) accelerate and make immediately exercisable any outstanding Options and SARs, (ii) waive the restrictions and conditions on outstanding Stock Awards, (iii) require grantees to surrender their outstanding Options and SARs in exchange for a payment in cash or stock, and (iv) after giving grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs as of the date of the change in control or such other date as specified.

Transferability

Generally, Awards are not transferable except upon death. Awards may only be exercised during the lifetime of the recipient and may not be transferred except by will, through the laws of descent and distribution or, in the case of grants other than ISOs, pursuant to a domestic relations order, if permitted by the Compensation Committee. However, the Compensation Committee may permit the transfer of Nonqualified Stock Options to family members or a trust or other entity established for the benefit of family members of a grantee under the 2007 Plan.

Further Amendment of the Plan

The 2007 Plan shall expire on January 21, 2017 (except as to Options outstanding on that date). The 2007 Plan may be further amended by the Board at any time. However, our stockholders must approve any further amendment for which stockholder approval is required under applicable provisions of the Code or under applicable exchange requirements.

Federal Income Tax Consequences

The current United States federal income tax treatment of Awards under the 2007 Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax Awards under the 2007 Plan. Tax laws are subject to change. Each Award holder should consult with his or her personal tax advisor concerning the application of the general principles discussed below to his or her own situation and the application of other tax laws. The 2007 Plan is not subject to the Employee Retirement Income Security Act of 1974 and is not a tax-qualified plan under Section 401 of the Code.

Nonqualified Stock Options

There generally are no federal income tax consequences upon the grant of a Nonqualified Stock Option. Upon the exercise of a Nonqualified Stock Option, the recipient recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the underlying common stock at exercise. Any gain or loss realized on disposition of shares purchased upon exercise of a Nonqualified Stock Option is treated as capital gain or loss for federal income tax purposes. The capital gain tax rate depends on the length of time the participant holds the shares and other factors. The Company is generally entitled to a corresponding federal income tax deduction. If a participant surrenders shares underlying a Nonqualified Stock Option to pay the exercise price, such person recognizes no gain or loss on the surrendered shares, and his or her basis and holding period for the surrendered shares continue to apply to that number of new shares equal to the surrendered shares. To the extent that the number of shares received upon the exercise of the Nonqualified Stock Option exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid upon exercise, will be includible in gross income. The basis in the excess shares equals the sum of the cash paid upon the exercise of the Nonqualified Stock Option plus any amount included in the exercising person’s gross income as a result of the exercise.

ISOs

There generally are no federal income tax consequences upon the grant of an ISO. A recipient does not recognize income for purposes of the regular federal income tax upon the exercise of an ISO. However, for purposes of the alternative minimum tax, in the year in which an ISO is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price is included in alternative minimum taxable income. Income is recognized upon the sale of stock acquired upon exercise of an ISO. If the shares acquired upon exercise of an ISO are disposed after two years from the date the option was granted and after one year from the date the shares were transferred upon the exercise of the ISO, the person recognizes long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price. The Company will not be entitled to any corresponding tax deduction. If a participant disposes of shares acquired upon exercise of an ISO before satisfying both holding period requirements (a disqualifying disposition), the gain recognized on the disposition is taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and, generally, we will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income is long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition. If a participant surrenders shares received upon the exercise of a prior ISO to pay the exercise price of any option within either the two-year or one-year holding periods described above, the disqualifying disposition of the shares used to pay the exercise price results in income (or loss) to the participant and, to the extent of recognized income, a tax deduction for us. If a participant surrenders the shares after the holding period requirements are met, or if a participant surrender shares that were not received upon the exercise of an ISO, the participant recognizes no gain or loss on the surrendered shares, and the basis and the holding period for the surrendered shares continues to apply to that number of new shares that is equal to the surrendered shares. The holding period for purposes of determining whether a participant has a disqualifying disposition for the new shares when the participant sells the shares begins on the date the shares were exercised. To the extent that the number of shares received exceeds the number of shares surrendered, the basis in the excess shares equals the amount of cash, if any, paid for such excess shares and the holding period with respect to the excess shares begins on the date the shares were exercised.

SARs

There generally are no federal income tax consequences upon the grant of an SAR. Upon exercise of an SAR, the participant recognizes ordinary compensation income equal to the fair market value of any shares received. The Company is generally entitled to a corresponding federal income tax deduction at the time of exercise of the SAR. When a participant sells any shares acquired by the exercise of an SAR, he or she has capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the adjusted tax basis in the shares (the amount of ordinary income recognized at the time of exercise of the SAR).

Stock Awards

If a participant receives restricted Stock Awards, he or she generally does not recognize taxable income, and we are not entitled to a deduction, until the stock is transferable or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant recognizes ordinary income in an amount equal to the fair market value of the shares (less any amounts paid for the shares) at that time, and generally, we are entitled to a deduction in the same amount. However, a participant may elect to recognize ordinary income in the year when the restricted Stock Awards are granted in an amount equal to the fair market value of the shares subject to the award (less any amounts paid for such shares) at that time, determined without regard to any restrictions. In that event, we are generally entitled to a corresponding deduction in the same year. Any gain or loss recognized by a participant upon a later disposition of the shares is a capital gain or loss. If a participant receives Stock Awards that are not subject to a substantial risk of forfeiture or are transferable at grant, the participant recognizes income on the value of the shares at the date of grant. The Company is generally entitled to a corresponding tax deduction.

Tax Withholding

The Company has the right to deduct from all Awards or other compensation payable to a participant any taxes required to be withheld with respect to Awards under the 2007 Plan. The Company may require that a participant pay to us the amount of any required withholding. The Compensation Committee may permit a participant to satisfy our tax withholding obligation with respect to an Award by having shares withheld. However, the value of shares withheld may not exceed the minimum required tax withholding amount.

Transfer of Stock Options

A participant may be permitted to transfer Nonqualified Stock Options to family members or a trust or other entity established for the benefit of family members, consistent with applicable law. The tax consequences of Option transfers are complex and should be carefully evaluated by a participant with the advice of his or her tax advisor. Generally, a participant does not recognize income at the time such participant makes a gift of a Nonqualified Stock Option to a family member or a trust or other entity. When the transferee later exercises the Nonqualified Stock Option, the transferor (and not the transferee) must recognize ordinary income on the difference between the fair market value of the stock and the exercise price. For federal gift tax purposes, if an Option is transferred before the Option has become exercisable, the transfer is not considered by the Internal Revenue Service to be a completed gift until the Option becomes exercisable. The value of the gift will be determined when the Option becomes exercisable. Gifts of Options may qualify for the $12,000 gift tax annual exclusion. If a participant dies after transferring an Option in a completed gift transaction, the transferred option may be excluded from the participant’s estate for estate tax purposes if the applicable estate tax requirements have been met.

Vote Required

The affirmative vote of the holders of common stock representing two-thirds of the voting power of the outstanding common stock, present or represented by proxy and voting at the annual meeting is required to ratify the 2007 Plan.

The Board recommends that our stockholders vote FOR the approval of the NBO Systems, Inc. 2007 Equity Compensation Plan.

MANAGEMENT

Executive Officers, Directors and Other Key Employees

The following table sets forth certain information regarding our executive officers, directors and other key employees as of April 30, 2007.

Name	Age	Position

Keith A. Guevara(1)(2)(3)	57	Chairman of the Board, Chief Executive Officer and President
Christopher Foley(1)(2)(3)	44	Chief Financial Officer, Director, and Corporate Secretary & Treasurer
Andrew Boyd-Jones(1)(2)(3)	53	Independent Director

1. Member of the Audit Committee. The Audit Committee’s financial expert is Andrew Boyd-Jones.

2. Member of the Compensation Committee. Chairman – Andrew Boyd-Jones.

3. Member of the Nominating and Corporate Governance Committee. Chairman – Andrew Boyd-Jones.

Management

Keith A. Guevara – Chairman, President and Chief Executive Officer

Keith A. Guevara is our founder and has served as our Chairman of the Board and Chief Executive Officer since our incorporation in June 1994. Mr. Guevara has over 27 years of combined sales, finance, marketing and senior level management experience. From October 1988 to June 1994, Mr. Guevara owned and served as the President of Financial Capital Management, Inc., and FCM Trading Group Ltd., investment firms specializing in trading and management of commodities for high-net worth individuals as well as large managed accounts for institutional investors. In 1968, Mr. Guevara joined the U. S. Army, spent 18 months in the Republic of Vietnam and was honorably discharged in 1971.

Christopher Foley, MBA, – Chief Financial Officer, Director and Corporate Secretary & Treasurer

Christopher Foley joined us in March 2001 as Vice President of Finance. He became Chief Financial Officer on April 17, 2002, and was subsequently appointed to the Board of Directors in June 2002. Mr. Foley was appointed Corporate Secretary and Treasurer in January 2007. Mr. Foley has over 22 years of finance management, financial analysis and securities industry experience. From 1999 to 2001, Mr. Foley founded and owned his own investment management firm through an independent broker dealer serving high net worth individuals, corporations, retirement plans and charitable endowments, with responsibilities as Chief Investment Officer and Portfolio Manager. From 1996 to 1998, Mr. Foley served as Vice President of Trust & Investment Management at Zions First National Bank. From 1994 to 1996, Mr. Foley served as Assistant Vice President/Portfolio Manager at PNC Bank. From 1985 to 1994, Mr. Foley worked for several Fortune 100 companies including General Electric, Johnson & Johnson, and American Express. Mr. Foley is also a US Navy veteran, serving from 1981 to 1985. Mr. Foley earned his Masters of Business Administration from Westminster College in Salt Lake City, and a bachelor’s degree in Business Management, together with an associate degree in Information Systems from the University of Cincinnati.

Andrew Boyd-Jones – Independent Director

Andrew Boyd-Jones was a consultant with the Company from August 2000 until his appointment as member of the Company’s Board of Directors in May 2001. Mr. Boyd-Jones has 31 years of investment banking and equity investment experience. Mr. Boyd-Jones is currently a managing director at Holding Capital Partners, LLC in New York City. Mr. Boyd-Jones founded and was CEO of Trenwith Securities, where he led over 300 mergers and acquisitions and corporate finance assignments resulting in combined transaction values of over $10 billion. Prior to founding Trenwith Securities, Mr. Boyd-Jones led the leveraged buy-out team at Bankers Trust. Mr. Boyd-Jones received his BA from the University of Virginia and his MSc in Economics from the London School of Economics.

Current Directors Standing for Re-election

Keith A. Guevara. See “Proposal No. 1: Election of Directors” for Mr. Guevara’s biography.

Christopher Foley. See “Proposal No. 1: Election of Directors” for Mr. Foley’s biography.

Andrew Boyd-Jones. See “Proposal No. 1: Election of Directors” for Mr. Boyd-Jones’s biography.

Relationships Among Executive Officers and Directors

Our Board of Directors appoints our executive officers to serve until their successors have been duly appointed and qualified. There are no family relationships among any of our directors or executive officers.

Keyman Insurance

We have purchased $2,000,000 of “key-man” insurance against the loss or disability of our President and Chief Executive Officer, Keith A. Guevara. We are the beneficiary of the keyman insurance policy.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

During the course of our business over the last few years, our President and largest stockholder, Keith Guevara, has personally loaned money to us for working capital. This indebtedness to Mr. Guevara bears interest at rates from 0% to 10%. On December 31, 2005, the amount of principal and accrued and unpaid interest amounted to $485,918 and $161,564, respectively, for a total of $647,482. During calendar year 2006, Mr. Guevara loaned to us an additional $132,000 for working capital, and we repaid $53,628 in principal. During this same year, we accrued an additional $45,838 in interest and we paid $2,289 in interest, for a net accrual of interest of $43,549. On December 31, 2006, the amount of principal and accrued and unpaid interest that we owed to Mr. Guevara amounted to $564,290 and $205,113, respectively, for a total of $769,403. During calendar year 2007 to date, we repaid $100,150 in principal to Mr. Guevara. During 2007 to date, we accrued an additional $10,073 in interest and we paid $12,225 in interest, for a net reduction of accrued interest of $2,152. On March 31, 2007, the amount of principal and accrued and unpaid interest that we owed to Mr. Guevara amounted to $464,139 and $202,961, respectively, for a total of $667,100.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of its equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with the Securities and Exchange Commission. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that for the 2006 fiscal year, our executive officers and directors timely filed all reports required under Section 16(a) for such fiscal year.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table, presented in accordance with applicable securities laws, sets forth all annual and long-term compensation for services in all capacities to us and our subsidiaries from January 1, 2005, to December 31, 2006, paid to the individuals who served as our principal executive officers during the fiscal year ended December 31, 2006, including other executive officers whose total salary and bonus was $100,000 or more for the fiscal year ended December 31, 2006 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)(2)	Total ($)
Keith A. Guevara, Chairman, CEO & President	2006(1)	$ 290,000	$ 3,936	$ 293,936
Christopher P. Foley, CFO, Director, Corporate Secretary & Treasurer	2006	$ 175,404	$ 5,049	$ 180,453

(1) Mr. Guevara’s 2006 Salary of $290,000 includes $40,000 in previously deferred salary paid during fiscal year 2006.

(2) All other compensation is comprised of health and dental insurance benefits.

All employees are entitled to severance pay in the amount of one week’s pay for each year of completed service. Mr. Guevara and Mr. Foley were both at-will employees at December 31, 2006. Our Company entered into an Employment Agreement (the “Agreement”) with Mr. Foley in January 2007 with a term of 3 years. The Agreement may only be terminated for cause as defined in the Agreement. If the Agreement is terminated for reasons other than cause, Mr. Foley is entitled to receive severance pay equal to nine months of Mr. Foley’s then annual base compensation, in addition to the same or comparable medical benefits for Mr. Foley and his dependents for a period of one year following termination of employment. Upon or after a change of control of our company as defined in the Agreement, Mr. Foley may resign for good cause as defined in the Agreement. If Mr. Foley resigns for good cause, the severance provisions described above then apply. Mr. Foley is entitled to one percent (1.0%) of the total transaction value of any transaction that results in a change of control, merger or acquisition of our Company. Mr. Foley is entitled to other fringe benefits as defined in the Agreement. Cash compensation to the Named Executive Officers above is determined by the Compensation Committee of the Board of Directors based upon such factors including, but not limited to current market factors, competitive market rates, and the performance of the Company.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans, other than stock options that provide compensation intended to serve as incentive for performance.

Option Grants in Last Fiscal Year

There were no options granted to our Named Executive Officers during the fiscal year ended December 31, 2006.

Aggregated Option Exercises and Fiscal Year-End Values

The following table sets forth information with respect to each of our Named Executive Officers concerning the exercise of stock options during the 2006 fiscal year and the number of shares subject to unexercised stock options held at the close of such fiscal year. No stock appreciation rights were granted or exercised during the 2006 fiscal year, and no stock appreciation rights were outstanding at the close of such year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Keith A. Guevara (1)	312,500	-	$ 0.35	1/22/2007
Keith A. Guevara	2,812,500	-	$ 0.88	7/24/2007
Keith A. Guevara (2)	100,000	150,000	$ 4.40	9/30/2009

Christopher Foley	62,500	-	$ 4.40	3/25/2011
Christopher Foley	25,000	-	$ 5.50	6/17/2012
Christopher Foley (3)	56,250	84,375	$ 4.00	9/30/2014

1.	Mr. Guevara exercised 312,500 options on January 22, 2007.
2.

Mr. Guevara was granted 250,000 incentive stock options with an exercise price of $4.40 on October 1, 2004. Each option has a 5 year vesting schedule. 50,000 options from that grant vest each year. 100,000 options have vested and 150,000 options remain unvested.

3.

Mr. Foley was granted 140,625 incentive stock options with an exercise price of $4.00 on October 1, 2004. Each option has a 5 year vesting schedule. 28,125 options from that grant vest each year. 56,250 options have vested and 84,375 options remain unvested.

All employees are entitled to severance pay in the amount of one week’s pay for each year of completed service. Mr. Guevara and Mr. Foley were both at-will employees at December 31, 2006. Options are granted to employees and directors under the 1997 Stock Option Plan. Proposal #3 describes the terms of the 2007 Equity Compensation Plan. Our Company entered into an Employment Agreement (the “Agreement”) with Mr. Foley in January 2007 with a term of 3 years as stated above. Cash compensation to the Named Executive Officers above is determined by the Compensation Committee of the Board of Directors based upon such factors including, but not limited to current market factors, competitive market rates, and the performance of the Company. Except as previously described, there are no compensatory plans or arrangements with respect to any Named Executive Officer resulting from resignation, retirement or other termination of employment or from a change of control of our corporation.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Option Awards ($)	Total ($)
Andrew Boyd-Jones	$ 12,000	$ 13,048	$ 25,048

Mr. Boyd-Jones is the Chairman of the Audit Committee, Compensation Committee and Corporate Governance Committee. He is also an independent director as defined by securities regulations and is the Board of Directors’ “financial expert.” The value of option awards was calculated using the Black Scholes option pricing model.

During the fiscal year ended December 31, 2006, we paid our non-employee director, Mr. Boyd-Jones, for his services as director at a rate of $1,000 per month, in addition to options to purchase our stock as described below. We reimbursed Mr. Boyd-Jones for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees of the Board of Directors. On June 28, 2006, we granted non-qualified stock options to our non-employee director, Mr. Boyd-Jones, to purchase 12,500 shares of common stock exercisable at a price of $2.00 per share for his 2006 service as director and chairman of the committees listed above. The exercise price for each of the options granted is equal to the fair market value per share of common stock on the grant date. Options vest one year from the grant date and have a term of 10 years, subject to earlier termination following the optionee’s cessation of service on the Board of Directors. Employee directors do not receive any additional compensation for serving as members of our Board or any committee of our Board. Employee directors are eligible to participate in our compensation and benefit plans that are generally available to our other employees, including the receipt of stock options under our equity compensation plan. We made no incentive stock option grants to our employee directors in 2006. Mr. Boyd-Jones is entitled to 0.25% of the total transaction value of any transaction that results in a change of control, merger or acquisition of our Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2006, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Stockholders	8,822,112	$1.945	4,579,624

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of April 30, 2007, except as noted in the footnotes below, by:

•	Each person whom we know to be the beneficial owner of 5% or more of our outstanding common stock;
•	Each Named Executive Officer;
•	Each of our directors; and
•	All of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or that will become exercisable within 60 days after April 30, 2007, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 30, 2007, 18,669,916 shares of our voting securities were issued and outstanding. Except as noted below, the stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares. Unless otherwise indicated below, the mailing address of each beneficial owner listed is 3676 W. California Ave., Bldg D., Salt Lake City, UT 84104.

	Beneficial Ownership of Shares
Name of Beneficial Owner	Number (1)	Percentage (6)

Executive officers and directors:
Keith A. Guevara (2)	5,568,177	29.8%
Christopher Foley (3)	234,412	1.3%
Andrew Boyd-Jones (4)	70,000	0.4%
All directors and executive officers as a group (3 persons) (5)	5,872,589	31.5%

1.	Includes all of our voting securities consisting only of our common stock.
2.

Includes 3,062,500 shares subject to options, 2,912,500 of which are presently exercisable or will become exercisable within 60 days after April 30, 2007; also includes 150,000 shares subject to options that are first exercisable more than 60 days after April 30, 2007.

3.

Includes 228,125 shares subject to options, 143,750 of which are presently exercisable or will become exercisable within 60 days after April 30, 2007; also includes 84,375 shares subject to options that are first exercisable more than 60 days after April 30, 2007.

4.	Includes 70,000 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days after April 30, 2007.
5.	Includes 3,126,250 shares subject to options which are presently exercisable or will become exercisable within 60 days after April 30, 2007.
6.

Calculated as Number of Shares Beneficially Owned (including exercisable and non-exercisable options) divided by common shares outstanding. Actual percentage would vary if considering only shares/options owned or currently exercisable by Beneficial Owners, or fully diluted shares outstanding.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The information contained in this report is not to be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporates it by reference in such filing.

The Compensation Committee of our Board of Directors administers the compensation program for our executive officers. The Committee, which is comprised of one outside non-employee director and two employee directors, reviews and recommends or approves the base salaries, bonuses and other cash compensation of the executive officers. The Committee also administers our 2007 Equity Compensation Plan (the “2007 Plan”) with respect to all executive officers and has the exclusive authority to make option grants to them under the 2007 Plan. Our executive compensation program utilizes a combination of our performance, individual performance and increases in stockholder value over time as determinants of executive pay levels. These principles are intended to motivate executive officers to improve our financial position, to hold executives accountable for the performance of the organizations for which they are responsible, to attract key executives into our service and to create value for our stockholders. The compensation for executive officers is based on two elements: cash compensation and equity-based compensation.

Cash Compensation

The Committee administers our executive compensation programs to ensure that the total cash compensation paid to executive officers and senior management remains at a competitive level to enable us to attract and retain management personnel with the talents and skills required to meet the challenges of a highly competitive industry. Each executive officer’s base salary may be adjusted each year on the basis of (i) the Committee’s evaluation of the officer’s personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. Our performance and profitability may also be a factor in determining the base salaries of executive officers. The compensation of executive officers is expected to be reviewed annually by the Committee. The Committee does not rely on any external compensation surveys in setting the cash compensation of the executive officers and does not attempt to target their cash compensation at any specific percentile of the levels of compensation in effect for other executives in comparable positions in the industry.

Equity-Based Compensation

The Committee believes that stock option grants under the 2007 Plan serve to align the interests of an executive officer with those of our stockholders and provide each individual with a significant incentive to manage our business from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of our common stock at a fixed price per share over a specified period of time up to five years, unless sooner terminated in accordance with the provisions of the 2007 Plan. Each option generally becomes exercisable in a series of equal installments over a specified period, contingent upon the officer’s continued employment with us. Accordingly, the option will provide a return to the executive officer only if he remains employed by us during the vesting period, and then only if the market price of the shares appreciates over the option term. The Committee sets the size of the option grant to each executive officer at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with us, the individual’s personal performance in recent periods and potential for future responsibility and promotion over the option term. Other factors include the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

Compensation of the Chief Executive Officer

The base salary of Keith A. Guevara, our Chairman, President and Chief Executive Officer, is set at a level that the Committee believes is competitive with the compensation paid to the chief executive officers of companies of comparable size and similar industries. The Committee intends to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by our business’s performance factors. For the 2007 fiscal year, the Committee has determined that Mr. Guevara’s annual base salary should remain at a rate of $250,000 per year.

Submitted by the Compensation Committee of the Board of Directors,

/s/ Andrew Boyd-Jones, Chairman

/s/ Keith A. Guevara

/s/ Christopher Foley

AUDIT COMMITTEE REPORT

The following is the report of our Audit Committee (the “Audit Committee”) of our Board of Directors with respect to our audited financial statements for the years ended December 31, 2006 and 2005, which include balance sheets as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ deficit and cash flows for the years then ended, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Review with Management

The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Tanner LC, our independent registered public accounting firm, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee has also received written disclosures and the letter from Tanner LC required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from us and our related entities) and has discussed with Tanner LC its independence from us.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

Submitted by the Audit Committee of the Board of Directors,

/s/ Andrew Boyd-Jones, Chairman

/s/ Keith A. Guevara

/s/ Christopher Foley

OTHER MATTERS

Our Board of Directors knows of no other business that will be presented at the 2007 Annual Meeting. If any other business is properly brought before the 2007 Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of our Board of Directors. If no recommendation is made by our Board of Directors the proxy holder will vote your shares in their own discretion. You grant discretionary authority with respect to such other matters by executing the enclosed proxy or voting by telephone.

We urge you to sign, date and promptly return the enclosed proxy card in the enclosed envelope or vote by telephone in accordance with the instructions accompanying the proxy card.

A copy of our Annual Report for the year ended December 31, 2006, has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at this Annual Meeting. This Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material.

We have filed our Annual Report on Form 10-KSB for the year ended December 31, 2006 with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the Form 10-KSB by writing Christopher Foley, Corporate Secretary, NBO Systems, Inc., 3676 W. California Ave., Building D, Salt Lake City, Utah, 84104.

By Order of the Board of Directors,

/s/ Keith A. Guevara

Keith A. Guevara

Chairman of the Board of Directors, Chief

Executive Officer and President

Dated: April 30, 2007

Salt Lake City, Utah

NBO SYSTEMS, INC.

PROXY

Annual Meeting of Stockholders, July 17, 2007

This Proxy is Solicited on Behalf of the Board of Directors of

NBO SYSTEMS, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held July 17, 2007, and the Proxy Statement and appoints Keith A. Guevara and Christopher Foley, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of NBO Systems, Inc., (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company on Tuesday, July 17, 2007, from 1:00 – 2:00 PM Mountain Time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

Please detach and return in the envelope provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” EACH OF THE OTHER LISTED PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect three directors of the Company to serve until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

2. To ratify the appointment of Tanner LC as independent registered public accountants of the Company for the fiscal year ending December 31, 2007.

3.To approve the NBO Systems, Inc. 2007 Equity Compensation Plan.

		FOR ☐ FOR ☐	AGAINST ☐ AGAINST ☐	ABSTAIN ☐ ABSTAIN ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES ○ KEITH A. GUEVARA ○ CHRISTOPHER FOLEY ○ ANDREW BOYD-JONES

4. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted “FOR” the election of the directors listed at left and “FOR” the other listed proposals.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING VIA TELECONFERENCE, WE URGE YOU TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
Please print the name(s) appearing on each share certificate(s) over which you have voting authority: Please check here if you plan to attend the meeting. ☐

To change your address on your account, please check the box at the right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder                                                                           Date:                                  Signature of Stockholder                                                                                     Date:

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.